iShares®

iShares Trust

Supplement dated September 18, 2020 (the “Supplement”)

to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”) each dated July 31, 2020 (as revised August 17, 2020), and

Statement of Additional Information (the “SAI”)

dated July 31, 2020 (as revised September 18, 2020),

for the funds listed below (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The record date for the stock split will be October 14, 2020, and the stock split will be effectuated after the close of trading on October 16, 2020:

Fund Name	Ticker	Proposed Forward Split Ratio

iShares S&P Small-Cap 600 Growth ETF	IJT	2 for 1

iShares S&P Small-Cap 600 Value ETF	IJS	2 for 1

iShares S&P 500 Growth ETF	IVW	4 for 1

iShares S&P Mid-Cap 400 Growth ETF	IJK	4 for 1

iShares S&P Mid-Cap 400 Value ETF	IJJ	2 for 1

The Creation Unit size for each Fund will remain 50,000 shares per unit. Shares of each Fund will begin trading on a split-adjusted basis on October 19, 2020.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-T1-SPLIT-NTC-0920

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